NAREIT REITWorld 2015 Conference
November 17-18, 2015


KUEHNE+NAGEL
Kuehne & Nagel, Camp Creek Business Park, Atlanta Airport Submarket

RELIABLE. ANSWERS.

Duke REALTY

Contents



Strategy for Increasing Shareholder Value

Continued improvement in asset quality

- Industrial – Grow the overall portfolio mainly through development and select strategic acquisitions. Maintain best in class quality in strategic distribution corridors.
- MOB – Continue to grow through development. Maintain best in class quality with top rated health systems.
- Office – Less than 10% by year-end. Continue to dispose of assets into 2016.

Grow cash flow (AFFO) and net asset value (NAV)

- Maintain occupancy with Best in Class portfolio
- Improved rent growth through rental rate increases and annual escalations
- Focus on minimization of capital expenditures
- Value creation through delivery of development projects and monetization of land


ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

Continue to improve overall leverage profile

- Fund development and debt maturities with disposition proceeds
- Balance debt maturities and reduce weighted average borrowing costs
- Improve credit profile to BBB+ levels


1009
Park 840 (Starbucks), Nashville, TN

ASSET STRATEGY
INDUSTRIAL PORTFOLIO

Industrial Strategy

- Leverage 40 years of industrial operating and development experience as primary driver of company growth
- Focus on larger, modern bulk distribution product which results in higher credit quality tenants with fewer overall tenants to manage
- Geographic strategy focused on major markets in key trucking, rail and shipping corridors
- Growing NOI stream with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex
- Leverage expertise in e-commerce and supply chain reconfiguration along with key long term relationships with national tenants
- Utilize land positions in existing markets to grow platform through higher yield development

Premier Quality Industrial Portfolio

Building Size Breakdown



<100K SF:
5%
6 Million
Total SF
100K-500K SF:
53%
59 Million
Total SF
>500K SF:
42%
47 Million
Total SF

Note: Figures represent in-service population at pro rata ownership share

Average Tenant Size

(in square feet)



24K
99K
534K
<100K SF
100K-500K SF
>500K SF

Occupancy



92%
96%
97%
<100K SF
100K-500K SF
>500K SF

Note: Figures represent in-service population at pro rata ownership share

In-Service Industrial Portfolio – Peer Comparison


U.S. Industrial Exposure
(in millions of square feet)
< 100K SF
100K-500K SF
> 500K SF
292
42
168
82
PLD
112
6
59
47
DRE
80
11
44
25
LPT
64
9
39
16
DCT
63
17
32
14
FR
50
3
39
9
STAG
34
18
15
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q3 supplemental reports. Building count by size allocations per CoStar database.


Average Building Size
(000's square feet)
79
102
167
167
186
190
281
EGP
FR
DCT
PLD
STAG
LPT
DRE

Source: Estimates based on domestic, industrial-only facilities per Q3 2015 company supplementals. (LPT per CoStar Sep 2015). No adjustment for partial property ownership interests.


Average Building Age
(in years)
DRE
11
LPT
14
DCT
18
PLD
18
EGP
19
FR
22
STAG
28

Source: Per CoStar database based on wtd avg RBA basis, bulk and flex categories, September 2015. DRE per internal records. No adjustment for partial property ownership interests.

Industrial Portfolio Transformation



Seattle
Minneapolis
Northern California
Chicago
Columbus
Pennsylvania
New Jersey
Indianapolis
Baltimore
Washington DC
Southern California
St. Louis
Cincinnati
Nashville
Raleigh
Phoenix
Dallas
Atlanta
Savannah
Houston
Central Florida
South Florida

Note: Basis is $ invested and at ownership share

- 2009 Concentration
- 2015 Q3 Concentration

< $100 million | $100 - $150 million | $150 – $200 million | $200 – $300 million | $300 – $450 million | > $450 million

- Increased the size of industrial portfolio by adding over $2.7 billion of new industrial investments since 2009.
- Improved the quality and number of regions.
- Tier 1 market NOI:

Chicago	10.2%
Dallas	8.2%
Atlanta	8.2%
South Florida	7.3%
So Cal.	3.1%
Pennsylvania	2.7%
New Jersey	1.6%
	41.3%

Big Box : Strong Rent Growth and E-Commerce Trends

Strong Market Rent Growth Momentum



Rent Index (11Q2=100)
116
114
112
110
108
106
104
102
100
98
11Q2
11Q4
12Q2
12Q4
13Q2
13Q4
14Q2
14Q4
15Q2
15Q4
CoStar Forecast for Duke markets all sizes
Duke markets Big Box
Duke markets Small Box

- Market rent growth continues to accelerate. Projections are approximately 3% average annualized growth through 2017
- Big box continues to outperform
- Duke Realty market rent growth has outperformed the CoStar national index since recession
- Duke Realty actual net effective rent growth for industrial trending up: +13% for Q3 2015

E-Commerce Sales Growth Very Strong



Annual Sales Growth
34%
24%
14%
4%
(6%)
02
03
04
05
06
07
08
09
10
11
12
13
14
15
E-commerce sales growth
Overall retail sales growth

Graph data sources CoStar. E-commerce and retail sales figures are 4Q rolling avg as of Q3 2015, total retail ex-autos, gas and fuel; *Rent index weighted by size of each market. Logistics properties only, 1995 or newer, Big Box 100K SF+; Small Box <100K SF. DRE Big Box markets comprise 37 of 162 CoStar markets within specified building parameters. Rent growth % average of CoStar and Green Street forecasts.

- E-commerce sales growth currently growing at a double digit rate over conventional retail
- E-commerce currently 9% of all retail sales, expected to trend towards 20% by 2020
- Duke Realty a leading national facility operator/developer to major users of modern bulk industrial space

Leading the Nation in E-commerce Relationships

amazon
BON·TON
carter's
Crate&Barrel
Walmart Save money. Live better.
RH Restoration Hardware
TigerDirect
GNC Live Well.



STAPLES
Innotrac
weber
HD SUPPLY
ULTA Beauty
Room&Board
follett Higher Education Group


St. Vincent
CARMEL
WOMEN'S CENTER
St. Vincent Women's Medical Center, Indianapolis, IN

ASSET STRATEGY
MEDICAL OFFICE PORTFOLIO

Medical Office Platform Enhances Risk-adjusted Returns

- Growth industry with recession resistant performance
- Best in class development team able to produce consistent development opportunities through economic cycles
- Substantially all on-campus and/or aligned with major hospital systems
- Long term leases averaging nearly 13 years
- Consistent NOI growth with typical leases including 2-3% annual net rent escalations and expense increase pass-throughs

Medical Office Portfolio

	In-Service	Under Development	Total
Properties	72	9	81
Square Feet	5.9 M	515K	6.4 M
Investment $	$1.4 B	$217 M	$1.6 B
Annual NOI $ (1)	$108 M	$17 M	$125 M
Leased Occupancy	95%	83%	94%

As of 9/30/15

(1) In-service represents actual annualized NOI for most recent quarter. Under development represents estimated stabilized NOI.


MOB
Off-Campus 2%
MOB Aligned w/
Health System
24%
MOB
On-Campus
74%

Investment by product type

Top Health System Relationships

High Quality, Growing Cash Flow and Strong Development Opportunities

Health System	Credit Rating (Moody's)	Rentable SF	% of Total Square Feet
Baylor Scott & White	Aa3	1,108,000	18.4%
Ascension Health	Aa2	446,000	7.4%
Catholic Health Initiatives	A2	363,000	6.0%
Health & Hospital Corp Marion County	Aa1	274,000	4.5%
Adventist Health	Aa2	237,000	3.9%
Veterans Administration	Aaa	224,000	3.7%
Carolinas Health	Aa3	190,000	3.2%

Overall 50% of space leased to "A" or better rated tenants

Lease Expirations
(% of MOB In-Service Sq. Ft.)



1%
2%
3%
7%
6%
8%
5%
2015
2016
2017
2018
2019
2020
2021

As of 9/30/15

Best in Class Medical Office Platform

Peer Comparison

	DRE	HCN	HCP	HR	HTA	VTR
Portfolio Size						
Number of Properties	81	240	227	195	304	375
Square Feet (in MM's)	6.4	16.0	17.0	14.1	15.4	21.0
Total Investment (in $MM's)	$1,638	N/A[1]	$3,447	$3,233	$3,601	$5,120
Operating Statistics						
Average Age[2]	7 yrs	11 yrs	22 yrs	N/A	11 yrs	16 yrs
Square Feet / Property	80k SF	67k SF	75k SF	72k SF	50k SF	56k SF
Est'd Annualized NOI $ / SF	$19.5	$19.6	$15.6	$17.3	$18.5	$18.1
In-Service Occupancy	95.0%	95.2%	91.5%	86.8%	92.0%	92.6%
Same Prop NOI Growth	5.3%	2.5%	5.1%	5.6%	3.1%	3.6%
% of MOB's On-Campus / Aligned[3]	97.8%	95.7%	94.4%	88.8%	97.0%	96.0%

(1) HCN discontinued reporting Total Investment $ by product type in 1Q15, therefore, metrics above tied to Investment $ is not attainable for 3Q15. For reference, Total Investment $ for HCN Outpatient Medical was $3.98B at December 31, 2014.
(2) Average age per disclosure or weighted on average investment basis per latest 10K filing
(3) On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest

Sources: Per quarterly Company filings/Financial Supplements for HCP, VTR, HCN, HR, & HTA.
DRE HC per quarterly Company filings/Financial Supplements & HC Portfolio Analysis & Projections.
On-campus/Aligned refers to a property located on or adjacent to a healthcare system or significantly leased by a healthcare system.

Very Strong Pricing for Top Quality Assets


9.0%
8.0%
7.0%
6.0%
5.0%
CAP RATE
MidWest Ortho at RUSH Medical Building
Chicago, IL
$63,200,000
Sold January 2015
Red Rocks Medical Center
Golden, CO
$52,000,000
Sold October 2014
Renewal Medical Center
Lone Tree, CO
$7,900,000
Sold February 2015
Bend Memorial Clinic
Bend, OR
$34,600,000
Sold May 2015
Class "A" On-Campus MOB 5.00% - 5.50%
Class "A" Off-Campus MOB 5.50% - 6.00%
Class "B" On-Campus MOB 6.00% - 6.50%
Class "B" Off-Campus MOB 6.50% - 7.50%
Duke Realty's Focus
LOWER
PERCEIVED RISK
HIGHER

Source: CBRE Capital Markets, August 2015


Legacy Commerce Center Brownfield Development, Linden, NJ

ASSET STRATEGY
DEVELOPMENT CAPABILITIES

Development Strategic Advantages

- Over 40 years of experience in development
- Land held for development is located in strategic locations that can support approximately 36 million square feet of Industrial development
- Strategic relationships with national customers, with 80% of development starts since 2009 repeat business
- Fully staffed internal team involved in all aspects of development, including pre-construction and construction to deliver lowest cost projects
- Risk management policies in place to govern development pipeline size and speculative exposure

10 Year Track Record	Project Count	Investment ($ millions)	Yield[(1)]	Estimated Value Creation at Market Cap Rates[(2)]	Estimated Profit Margin
2005 – Q3 2015	261	$5,060	8.1%	$912 million	18%
Sept 30 Pipeline	31	639	7.0%	$120 million	19%
Total	292	$5,699	8.0%	$1.03 billion	18%

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records

Scalable Development Platform - Proven through Cycles


Development Starts
(in $ millions)
Office
Medical
Industrial
$236M Total
220
16
$130M Total
56
74
$202M Total
63
120
19
$519M Total
23
194
302
$665M Total
114
179
372
$563M Total
77
112
374
$446M Total
107
339
2009
2010
2011
2012
2013
2014
2015 YTD Sept 30

- Medical office development was significant even during recession
- Development starts since beginning of 2013 expected to generate approximately $306 million of value creation with a 20% profit margin

Successful Execution of Speculative Developments

Post-Recession Speculative Development Projects Now In-Service

Product Type	# of Projects	Value ($MM)	Occupancy at start date	Sept 30, 2015 Occupancy
Industrial	11	$223	6%	68%
MOB	10	140	52%	90%
*Office	3	102	37%	92%
Totals	**24**	**$465**	**15%**	**73%**

*Includes Perimeter 2 & 3 which were sold to Starwood in April 2015 as part of $1.1B sale

➡ Highly successful lease-up execution of post-2009 speculative / partially leased developments placed in service by September 30, 2015

2015 Select Industrial Development Starts



Chicago
- Two build to suits for Fellowes and Shorr Packaging
- 499,000 SF and 243,000 SF
- 100% pre-leased for 10 and 12 years



Columbus
- Speculative JV development at Rickenbacker Intermodal
- 482,000 SF
- 53% pre-leased



Eastern PA / Lehigh Valley
- Speculative development
- 1,104,000 SF



Minneapolis -St.Paul
- Build to suit for Milestone Technologies
- 242,000 SF
- 100% pre-leased for 10 years



Indianapolis
- Build to suit JV development in Airport submarket for IDS
- 451,000 SF
- 100% pre-leased for 13 years



Baltimore
- Speculative development at Port of Baltimore
- 264,000 SF
- 76% pre-leased to Lochridge for 10 years



Dallas
- Build to suit for Shippers Warehouse
- 589,000 SF
- 100% pre-leased for 10 years



Atlanta
- Speculative development near Hartsfield airport
- 615,000 SF



Houston
- Speculative development
- 110,000 SF
- 68% pre-leased to Floor & Décor for 10 years



South Florida
- Four speculative developments
- 405,000 SF
- 10% pre-leased

Healthcare Development Pipeline



Centerre
- Build to suit development in Cleveland area
- 55,000 SF
- 100% pre-leased for 15 years



Main Line Health
- 49% pre-leased development in Philadelphia
- 100,000 SF



Emerus/SCL Health
- Four build to suits in Denver area totaling 166,000 SF
- 100% pre-leased for 15 year terms



Tri-Health
- Build to suit development in Cincinnati
- 69,000 SF
- 100% pre-leased for 15 years



Bethesda Hospital
- Build to suit expansion in Cincinnati
- 49,000 SF
- 100% pre-leased for 15 years



Baylor, Scott and White
- 50% pre-leased development in Dallas
- 76,000 SF






CAPITAL RECYCLING / SELF-FUNDING

Strategic Capital Recycling Activity since 2011

Proceeds from Dispositions used to fund development and acquisitions, de-lever the balance sheet and position for long-term AFFO growth

(Figures in $000's)

Year	Dispositions	Development Starts	Acquisitions
2011	1,634,000	202,000	727,000
2012	140,000	519,000	780,000
2013	877,000	665,000	545,000
2014	736,000	563,000	131,000
2015 YTD	1,711,000	446,000	28,000
	$ 5,098,000	**$ 2,395,000**	**$ 2,211,000**
2016 Est	*$500-800M**	*N/A*	*N/A*

**Disclosed on Q3 2015 Earnings Call, 10/29/15*

Potential Dispositions

Property Type / Market	# of Bldgs	% Leased	% Owner-ship	Square Feet (owner share, in 000's)	% of Total Company NOI	Comments
Remaining Office Wholly-owned						
Indianapolis	23	94%	100%	2,813	5.7%	Expect to market significant portion in 2016. Company HQ complex may remain.
Cincinnati	9	77%	100%	970	1.1%	Majority under contract, close expected late 2015/early 2016.
Various	6	99%	100%	428	1.2%	Expect to market in latter half of 2016.
Office JV						
Wash D.C.	8	82%	30%	268	1.0%	Subject to debt maturities. Likely wind up over next 2 to 3 years.
South Florida	4	96%	20%	78	0.3%	Currently being marketed.
Various	3	100%	11%-20%	94	0.3%	Expect to market in 2016.
Industrial						
Phoenix-WO	4	90%	100%	1,132	0.7%	Currently being marketed.
Other	?	?	?	?	?	Harvest gains to take advantage of market?
Total	**57**	**90%**		**5,783**	**10.3%**	

- Expect $500 million to $800 million of proceeds in 2016 from above list of remaining office properties and select industrial.
- Office properties remaining at end of 2016 is expected to be less than 5% of total NOI.


01
02
CROWN

OPERATING STRATEGY

Same Property Growth vs Peers

DRE Same Property Growth Best in Sector since Recession and Lowest Volatility



7%
5%
3%
1%
-1%
DRE - Industrial only
Industrial Peer Average
2.3%
-4.8%
1.9%
0.9%
3.1%
3.2%
3.6%
2.5%
4.3%
3.0%
5.2%
5.4%
2010
2011
2012
2013
2014
YTD

Source: Company supplementals and Green Street advisors. Annual data is TTM, YTD is straight average of quarterly data: Peers included to match Green Street sector quarterly - PLD, DCT, FR, EGP and LPT; peer average on a straight average basis.

Stabilized Portfolio Occupancy vs Peers

DRE Stabilized Occupancy has Outperformed Peers


99%
94%
89%
DRE - Indus & MOB (wtd)
Industrial Peer Average
90.4%
91.9%
94.4%
95.7%
97.0%
97.1%
89.3%
91.2%
92.6%
94.0%
95.2%
95.2%
2010
2011
2012
2013
2014
3Q15

Source: Company supplementals and Green Street advisors. Peers include PLD, DCT, FR, EGP and LPT, straight average basis. "Stabilized or In-Service > 1 Year" for DRE, "Operating Portfolio" occupancy for EGP and PLD, "Same-Property basis for LPT and DCT.

Low Capex and Low Volatility Cash Flow Characteristics

Historical Data since 2007 for Duke portfolio supports lower capex, higher occupancy and lower occupancy volatility for larger, modern facilities

Capital Expenditures Analysis

Historical Average TIs/LCs

(as % of Net Effective Rent*)



16.4%
14.6%
12.9%
<100K SF
100K-500K SF
>500K SF

*Net Effective Rent ("NER") is the total rent collected over the life of a lease. Capex comprises second generation TI's and LC's.

Historical Average Building Improvements**

(per square foot)



$0.15
$0.05
$0.02
<100K SF
100K-500K SF
>500K SF

** Comprises capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, lobby, parking and truck court replacements.

Historical Occupancy



100.0%
98.4%
96.1%
97.1%
96.0%
93.6%
92.0%
88.0%
86.1%
<100K SF
100K-500K SF
>500K SF
Legend:
Historical High-to-Low
Average Occupancy by Property Size =

Continuing NOI Growth | Drivers of Future NOI Upside

Steady Same Property NOI Growth



+2.4%
+3.8%
+3.6%
+4.4%
+4.8%
2011
2012
2013
2014
2015 YTD

Note: On a TTM Basis

Accelerating Rent Growth

(Represents growth in annual net effective rent on renewal leases)



Industrial
-3.0%
1.8%
4.3%
10.0%
12.2%
2011
2012
2013
2014
2015 YTD

NOI Building Blocks & Upside



Actual Q3 2015 (annualized)
Upside
(in 000's)
~ 3.0% Fwd 12-month growth assumption
(escalators + rent growth + occupancy)
$14.3
$477.6
NOI Upside to Achieve Stabilization
$19.6
$104.6
~ 5.8% Growth Upside on Total NOI
$33.9
$582.2
Same Property NOI
Non-Same Property NOI
Total NOI

- Economic occupancy of non-same property pool of properties is 80%.
- Includes only properties in-service at 9/30/15. Excludes development pipeline.

6% CAGR in Cash Flow (AFFO)

Minor FFO dilution from repositioning and de-leveraging more than offset by growth in cash flow



FFO/Share
AFFO/Share
$1.15
$0.76
$1.15
$0.78
$1.02
$0.82
$1.10
$0.90
$1.18
$0.96
$1.17
$1.01
2010
2011
2012
2013
2014
2015 Guidance

	2010	2011	2012	2013	2014	2015 Guidance
AFFO Growth		3%	5%	10%	7%	5%
Efficiency Ratio (AFFO/FFO)	66%	68%	80%	82%	81%	86%

Q4 Dividend Increase from Cash Flow Growth

Solid Cash Flow Growth and Improving Payout Ratio since Recession



AFFO per share
1.02
0.88
0.74
89%
87%
82%
76%
71%
68%
$0.76
$0.78
$0.82
$0.90
$0.96
$1.01
2010
2011
2012
2013
2014
2015E
89%
78%
67%
Payout Ratio
AFFO/Share
AFFO Payout Ratio

Very Strong Relative Peer AFFO Payout Ratio



Average: 80%
68%
55%
85%
83%
79%
94%
99%
DRE
FR
EGP
DCT
PLD
STAG
LPT

Source: Average of SNL & FactSet 2015 consensus, as of 11/2/15. DRE at guidance mid-point and includes recently announced quarterly $0.01/sh dividend increase

- Special dividend of $.20 per share for 2015
- 5.9% increase in regular quarterly dividend announced for Q4 2015, with future increases correlated to continued growth in AFFO per share, while maintaining payout ratio in 65% to 75% range
- Taking advantage of superior quality portfolio to generate consistent AFFO growth and future dividend increases


Yusen Logistics, O'Hare submarket, Chicago, IL

CAPITAL STRATEGY

Balance Sheet Quality

- Continue to de-lever and fund development pipeline and near term debt maturities through asset sales
- Improved portfolio quality generating cash flow growth and improved coverage metrics
- Well balanced annual debt maturities
- Significant liquidity with $1.2 billion undrawn LOC
  - Primarily a liquidity cushion
- Leverage metrics at high BBB level

Key Capital Metrics

	2013 Actual	2014 Actual	Q3 2015 Actual	Q4 2015 Forecast
Debt + Preferred to Gross Assets	50%	47%	40%	**40%**
Debt + Preferred to Total Market Cap	49%	39%	34%	**< 35%**
Fixed Charge[1] Coverage Ratio	2.1x	2.4x	3.0x	**3.1x**
Debt + Preferred[1] / EBITDA	7.7	7.0	5.9	**≤ 6.0**

(1) FCC and D+P to EBITDA for 2013 and 2014 are calculated based on TTM and Q3 2015 and forecasted Q4 2015 are calculated based on the current quarter annualized.
Total Market Cap based on stock market value of equity plus liabilities at quarter-end date.

- Investment grade rated debt (Baa2/BBB) for over 16 years with proven access to multiple capital sources
- Commitment to improved leverage profile

Balanced Debt Maturities and Interest Rate Upside



($ in millions)
Only 32% of debt matures through 2018
$388
$390
$ 322
$ 659
$1,664
2016
2017
2018
2019
Thereafter
Weighted Avg Interest Rate
5.86%
5.88%
5.69%
5.37%
4.35%
JV Debt
Secured Debt
Unsecured Debt

- Earnings and cash flow upside from ability to refinance debt at rates substantially below in-place rate of maturing debt

Note: balances above exclude Lafayette CMBS loan which will be eliminated by a conveyance of the properties

Conservative Relative Debt Structure with Upside

Fixed Charge Coverage Ratio[1]


Industrial Average: 3.6x
3.0x
3.9x
3.9x
3.3x
3.2x
DRE
PLD
EGP
DCT
FR

Net Debt / EBITDA[1]


Industrial Average: 6.7x
5.9x
7.7x
6.3x
6.6x
6.0x
DRE
PLD
EGP
DCT
FR

	Debt Profile[2]		Wtd Avg
	Fixed	Variable	Rate
DRE	93%	7%	5.13%
PLD	84%	16%	3.00%
EGP	85%	15%	3.80%
DCT	73%	27%	4.30%
FR	96%	4%	5.00%

- DRE FCC lower than peers because of more conservative debt structure resulting in higher average interest rate and lower use of credit facilities
- If DRE's debt carried a 4.25% debt rate, the FCC would improve to approximately 3.8x

➡ Conservative debt structure leaves more room for improvement in coverage and earnings metrics

(1) Source: DRE Q3 Supplemental; Peer Companies – Q3 Wells Fargo Fixed Income research
(2) Source: Company supplementals

WHY DUKE REALTY

Valuation Statistics – Undervalued on Relative Basis

Price / 2015E FFO



Average: 17.2x
16.5x
18.6x
18.4x
17.1x
14.8x
DRE
PLD
DCT
FR
EGP

Price / 2015E AFFO



Average: 22.5x
19.1x
20.9x
26.8x
23.0x
19.4x
DRE
PLD
DCT
FR
EGP

Premium / Discount to NAV (1)



Average: (4.6%)
(8.7%)
(5.4%)
(1.1%)
(1.4%)
(10.3%)
DRE
PLD
DCT
FR
EGP

Implied Cap Rate (2)



Average: 6.1%
6.5%
5.8%
5.4%
6.6%
6.5%
DRE
PLD
DCT
FR
EGP

Source: Share multiples per SNL Financial, 11/12/2015, DRE based on mid-point of guidance
(1) Per Green Street "Observed Premium to Assets" metric (as of 11/12/2015).
(2) Based on (a) quarterly annualized NOI divided by (b) total market cap (stock market equity value + liabilities) less non-earnings assets, per Stifel (as of 11/10/2015) and internal model for DRE (11/10/2015).

2015 Range of Estimates

Metrics	2014 Actual	2015 YTD	Range of Estimates: Pessimistic	Range of Estimates: Optimistic	Key Assumptions
Core FFO per share	$1.18	$0.88	$1.15	$1.19	- In Q3 low end raised $0.02 - Better than expected YTD new and renewal leasing activity - Accretive development projects placed in-service - Near term dilution from suburban office portfolio sale
Core AFFO per Share	$0.96	$0.77	$1.00	$1.02	- In Q3, narrowed range by $.02 at low and high end - Continued benefits from asset repositioning strategy - Minimal near term dilution from suburban office portfolio sale
Average Occupancy (in-service)	94.8%	95.8%	95.0%	96.0%	- In Q1 increased 0.50% on both low and high end - Better than expected YTD new and renewal leasing activity - Remaining expirations less than 2% of portfolio; positive market fundamentals
Same Property NOI Growth	4.4%	5.4%	4.0%	5.5%	- In Q2 raised from 3 to 5% range; Original range 2 to 4% - Better than expected YTD new and renewal leasing activity - Continued strong rental rate growth assumptions
Building Acquisitions (Duke share, in millions)	$131	$29	$25	$50	- In Q3 lowered low end by $50 and high end by $100 million - Aggressive pricing for high quality industrial facilities limiting opportunities
Building Dispositions (Duke share, in millions)	$736	$1,711	$1,800	$2,000	- In Q2 raised mid-point by $250M. Accelerated activity reflective of opportunistic investment sales market including $1.2B office and $443M industrial sales; continue to downsize remaining office
Land Sale Proceeds - gross (in millions)	$37	$94	$100	$130	- In Q3 raised low end by $20M and high end by $10M - Opportunistic investment sales market; continue to sell
Development Starts (JV's at 100%)	$563	$446	$550	$700	- In Q2 raised mid-point by $175M; Market fundamentals in select markets very strong and executing on build-to-suit opportunities - Continue monitoring markets for speculative industrial opportunities
Service Operations Income (in millions)	$24	$12	$15	$20	- Lower volume due to focus on owned development
General & Administrative Expense (in millions)	$49	$40	$50	$45	- Excludes overhead restructuring charges

Why Duke Realty?

- ✓ Talent and Leadership with Proven Ability to Execute
- ✓ Superior Asset Quality
- ✓ Strategically Located Land Bank and Experienced Development Capabilities
- ✓ Proven Operational Success and Future Growth Opportunities
- ✓ Balance Sheet Strength
- ✓ Relative Value vs. Peers
- ✓ Top Tier Corporate Governance*

**ISS Quickscore launched in 2013 based on four "pillars" - Board Structure, Shareholder Rights, Compensation and Audit, which roll up scores from over 50 variables. For 2013, 2014 & 2015, DRE score ranked in top 10% of the Russell 3000 (excluding S&P 500 firms). For REIT sector, a leading research firm ranked DRE's composite corporate governance score in the 86th percentile on average 2010 -2015.*

Duke Realty Executive Team – Effective Jan. 1, 2016



Denny Oklak
Executive Chairman

29



Jim Connor
CEO

17



Nick Anthony
EVP & CIO

21



Ann Dee
EVP, General Council

19



Mark Denien
EVP & CFO

11



Steve Kennedy
EVP, Construction

29



Sam O'Briant
Regional EVP

11



Steve Schnur
Regional EVP

12



Jeff Turner
Regional EVP

17



Keith Konkoli
EVP - Healthcare

17

Years of Service with Duke Realty

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.